UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202
(Address of Principal executive offices, including Zip Code)

(414) 277-9300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On July 31, 2015, Jason Industries, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s financial results for its second quarter ended June 26, 2015. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report, including the Press Release, being furnished pursuant to Item 2.02 of Form 8-K and Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01    Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report is incorporated herein by reference. In the Press Release, the Company reaffirmed its Fiscal 2015 Revenue and Adjusted EBITDA outlook.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.     Description

99.1     Press Release dated July 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By:    /s/ Sarah C. Sutton
Name:    Sarah C. Sutton
Title:    Chief Financial Officer

Date: July 31, 2015

EXHIBIT INDEX

Exhibit No.     Description

99.1     Press Release dated July 31, 2015.